CONVERTIBLE DEBENTURES FINANCING (Tables)	12 Months Ended
Dec. 31, 2022
Convertible Debentures Financing
Reconciles of fair value of debentures to carrying amount

	Liability Component	Equity Component	Total
Balance, December 31, 2020	$639,191	$33,706	$672,897
Interest accrued	30,000	—	30,000
Shares for debt issue	(209,602)	—	(209,602)
Balance, December 31, 2021	459,589	33,706	493,295
Interest accrued	30,000	—	30,000
Balance, December 31, 2022	$489,589	$33,706	$523,295